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                                    March 28, 1997



United Investors Life Insurance Company
2001 Third Avenue South
Birmingham, AL  35233

Re:  United Investors Annuity Variable Account
     File No. 33-12000

Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 13 to the Form N-4 Registration Statement for the United Investors Annuity Variable Account. In giving this consent, we do not admit that we are in the category of the persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,

                                   SUTHERLAND, ASBILL & BRENNAN, L.L.P.




                                   By:__________________________
                                      Frederick R. Bellamy

FRB:dk